Exhibit 10.20

FOURTH aMENDMENT to AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (REVOLVING LOAN)

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (REVOLVING LOAN) (this “Agreement”) is made as of this 28th day of December, 2022 (“Effective Date”), by and among SIGHT SCIENCES, INC., a Delaware corporation (“Borrower”), MIDCAP FUNDING IV TRUST, as Agent for Lenders (in such capacity and together with its permitted successors and assigns, the “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.
Agent, Lenders and Borrower have entered into that certain Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of November 23, 2020 (as amended by that certain First Amendment to Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of October 5, 2021, that certain Second Amendment to Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of November 15, 2021 and that certain Third Amendment to Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of May 10, 2022, and as further amended, restated, amended and restated, supplemented and/or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as the same is amended hereby and as it may be further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.
Borrower has requested, and Agent and the Lenders have agreed, to amend certain provisions of the Existing Credit Agreement, in each case, in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, and Borrower hereby agree as follows:

1.
Recitals; Construction. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as modified hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.
Amendments to Credit Agreement. Subject to the terms and conditions in this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 3 below, effective as of the Effective Date, the Existing Credit Agreement is hereby amended as follows, which amendments to the Existing Credit Agreement are effective as of the first day after the end of the Interest Period during which this Agreement becomes effective in accordance with Section 3 below:

(a)
The definition of “Business Day” appearing in Article 1 of the Existing Credit Agreement is hereby amended and restated as follows:

“Business Day” means any day except a Saturday, Sunday or other day on which either the New York Stock Exchange is closed, or on which commercial banks in California, Washington, DC and New York City are authorized by law to close; provided, however, that when used in the context of a SOFR Loan, the term “Business Day” shall also exclude any day that is not also a SOFR Business Day.

(b)
Article 1 of the Existing Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:

“Available Tenor” means, as of any date of determination with respect to the then-current Benchmark, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” or similar term pursuant to Section 2.2(o).

“Benchmark” means, initially, Term SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.2(o).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by Agent and Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Financing Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by Agent and Borrower giving due consideration to any selection or recommendation by the Relevant Governmental Body, or any evolving or then-prevailing market convention at such time, for determining a spread adjustment, or method for calculating or determining such spread adjustment, for such type of replacement for U.S. dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official or resolution authority with jurisdiction over the administrator for such Benchmark (or such component), or a court or an entity with similar insolvency or resolution authority, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Financing Document in accordance with Section 2.2(o) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Financing Document in accordance with Section 2.2(o).

“Conforming Changes” means, with respect to Term SOFR or any Benchmark Replacement, any technical, administrative or operational changes (including (a) changes to the definition of “Business Day”, “Reference Time” or other definitions, (b) the addition of concepts such as “interest period”, (c) changes to timing and/or frequency of determining rates, making interest payments, giving borrowing requests, prepayment, conversion or continuation notices, or length of lookback periods, (d) the applicability of Section 2.8 (Taxes; Capital Adequacy; Increased Costs; Inability to Determine Rates; Illegality) and (e) other technical, administrative or operational matters) that Agent decides may be appropriate to reflect the adoption and implementation of Term SOFR or such Benchmark Replacement and to permit the administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion of such market practice is not administratively feasible or determines that no such market practice exists, in such other manner as Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Financing Documents).

“Floor” means the rate per annum of interest equal to one and three quarters percent (1.75%).

“Fourth Amendment” means that certain Fourth Amendment to Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of December 28, 2022, by and among Borrowers, Agent and the Lenders party thereto.

“Reference Time” means approximately a time substantially consistent with market practice two (2) SOFR Business Days prior to the first day of each calendar month. If by 5:00 pm (New York City time) on any interest lookback day, Term SOFR in respect of such interest lookback day has not been published on the SOFR Administrator’s Website, then Term SOFR for such interest lookback day will be Term SOFR as published in respect of the first preceding SOFR Business Day for which Term SOFR was published on the SOFR Administrator’s Website; provided that such first preceding SOFR Business Day is not more than three (3) SOFR Business Days prior to such interest lookback day.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” means, with respect to any SOFR Business Day, a rate per annum equal to the secured overnight financing rate for such SOFR Business Day.

“SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of Term SOFR selected by Agent in its reasonable discretion).

“SOFR Administrator’s Website” means the website of the SOFR Administrator, currently at https://www.cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr.html, or any successor source for Term SOFR identified by the SOFR Administrator from time to time.

“SOFR Business Day” means any day other than a Saturday or Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“SOFR Implementation Date” means the first day after the end of the Interest Period during which the Fourth Amendment shall become effective in accordance with its terms.

“SOFR Interest Rate” means, with respect to each day during which interest accrues on a Loan, the rate per annum (expressed as a percentage) equal to (a) Term SOFR for the applicable Interest Period for such day; or (b) if the then-current Benchmark has been replaced with a Benchmark Replacement pursuant to Section 2.2(o), such Benchmark Replacement for such day. Notwithstanding the foregoing, the SOFR Interest Rate shall not at any time be less the Floor.

“SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR.

“Term SOFR” means the greater of (a) the forward-looking term rate for a period comparable to such Interest Period based on SOFR that is published by the SOFR Administrator and is displayed on the SOFR Administrator’s Website at approximately the Reference Time for such Interest Period plus 0.11448% and (b) the Floor. Unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 2.2(o), in the event that a Benchmark Replacement with respect to Term SOFR is implemented, then all references herein to Term SOFR shall be deemed references to such Benchmark Replacement.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

(c)
Article 1 of the Existing Credit Agreement is hereby amended by deleting the definitions of “Base LIBOR Rate” and “LIBOR Rate” therein in their entirety.
(d)
The Existing Credit Agreement is hereby amended by deleting Section 2.1(b)(iv) in its entirety and renumbering the existing clause (v) as new clause (iv) therein.
(e)
Section 2.2(a) of the Existing Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

“(a) Interest.

(i) From and following the SOFR Implementation Date, except as expressly set forth in this Agreement, Loans and the other Obligations shall bear interest at the sum of the SOFR Interest Rate plus the Applicable Margin. Interest on the Loans shall be paid in arrears on the first (1st) day of each month and on the maturity of such Loans, whether by acceleration or otherwise. Interest on all other Obligations shall be payable upon demand. For purposes of calculating interest, all funds transferred to the Payment Account for application to any Revolving Loans shall be subject to a five (5) Business Day clearance period and all interest accruing on such funds during such clearance period shall accrue for the benefit of Agent, and not for the benefit of the Lenders.

(ii) In the event one or more of the following events occurs with respect to Term SOFR: (a) a public statement or publication of information by or on behalf of the SOFR Administrator announcing that the SOFR Administrator has ceased or will cease to provide Term SOFR for a 1-month period, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide Term SOFR for a 1-month period; (b) a public statement or publication of information by the regulatory supervisor for the SOFR Administrator, the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official or resolution authority with jurisdiction over the SOFR Administrator, or a court or an entity with similar insolvency or resolution authority, which states that the SOFR Administrator has ceased or will cease to provide Term SOFR for a 1-month period permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide Term SOFR for a 1-month period; or (c) a public statement or publication of information by the regulatory supervisor for the SOFR Administrator announcing that Term SOFR for a 1-month period is no longer, or as of a specified future date will no longer be, representative and Agent has provided Borrower Representative with notice of the same, any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loan at the end of the applicable Interest Period.

(iii) In connection with Term SOFR, Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Financing Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Financing Document. Agent will promptly notify Borrower Representative and the Lenders of the effectiveness of any Conforming Changes.”

(f)
A new subsection (o) is hereby added to Section 2.2 of the Existing Credit Agreement in the appropriate alphabetical order therein to read as follows:

“(o) Benchmark Replacement Setting; Conforming Changes.

(i) Upon the occurrence of a Benchmark Transition Event, Agent and Borrowers may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after Agent has posted such proposed amendment to all Lenders and Borrower so long as Agent has not received, by such time, written notice of objection thereto from Lenders comprising the Required Lenders. No such replacement will occur prior to the applicable Benchmark Transition Start Date. In connection with the implementation of a Benchmark Replacement, Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Financing Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Financing Document. Agent will promptly notify Borrower Representative and the Lenders of the implementation of any Benchmark Replacement and the effectiveness of any Conforming Changes.

(ii) Any determination, decision or election that may be made by Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Financing Document, except, in each case, as expressly required pursuant to this Section. Notwithstanding anything to the contrary herein or in any other Financing Document, at any time, (a) if the then-current Benchmark is a term rate (including Term SOFR) and either (i) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Agent in its reasonable discretion or (ii) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor, and (b) if a tenor that was removed pursuant to clause (a) above either (i) is subsequently displayed on a screen or information service for a Benchmark or (ii) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark, then Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. Agent will promptly notify Borrower Representative of the removal or reinstatement of any tenor of a Benchmark pursuant to this Section.

(iii) Upon Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period, any outstanding affected Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period.”

(g)
Section 2.8 of the Existing Credit Agreement is hereby amended by:
(i)
deleting the name of such Section in its entirety and restating it as follows:

“Section 2.8 Taxes; Capital Adequacy; Increased Costs; Inability to Determine Rates; Illegality.”

(ii)
deleting subsection (g) thereof in its entirety
(iii)
renumbering the existing clause (h) as new clause (g) therein; and
(iv)
adding the following new clause (h) in the appropriate alphabetical order therein:

“(h) If any Lender shall reasonably determine that the adoption or taking effect of, or any change in, any applicable Law shall (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender, (ii) subject any Lender to any tax of any kind whatsoever with respect to this Agreement, or any SOFR Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Taxes covered by Section 2.8); or (iii) impose on any Lender any other condition, cost or expense affecting this Agreement or SOFR Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to Term SOFR (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrowers will pay to such

Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.”

(v)
in subsection (i) thereof, deleting the reference to “Section 2.1(b)(iv) of Section 2.8(h)” in its entirety and replacing it with “the clauses in this Section 2.8”; and
(vi)
adding the following new clauses (j), (k) and (l) in the appropriate alphabetical order therein:

“(j) Subject to Section 2.2(o), if Agent determines (which determination shall be conclusive and binding absent manifest error) that Term SOFR cannot be determined pursuant to the definition thereof on or prior to the first day of any Interest Period, Agent will promptly so notify the Borrowers and each Lender. Upon notice thereof by Agent to Borrowers, any obligation of the Lenders to make SOFR Loans shall be suspended until Agent revokes such notice. Upon receipt of such notice, any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such conversion, Borrower shall also pay any additional amounts required pursuant to this Agreement.

(k) If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund SOFR Loans, or to determine or charge interest rates based upon Term SOFR, then, upon notice thereof by such Lender to Borrowers (through Agent), any obligation of such Lender to make SOFR Loans shall be suspended, in each case until such Lender notifies Agent and Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, all SOFR Loans shall become Base Rate Loans. Upon any such conversion, Borrower shall also pay any additional amounts required pursuant to this Agreement.

(l) Each party’s obligations under this Section 2.8 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, and the repayment, satisfaction or discharge of all Obligations hereunder.”

3.
Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions have been satisfied, as determined by Agent in its sole discretion, or waived by Agent in its discretion:
(a)
Agent shall have received (including by way electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Borrower, Agent and each Lender; and
(b)
Agent shall have received a duly executed copy of the Third Amendment to Amended and Restated Credit and Security Agreement (Term Loan), dated as of the date hereof, in respect of the Affiliated Credit Agreement.
4.
No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This

Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
5.
Miscellaneous.
(a)
Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as modified by this Agreement. Except as specifically set forth above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.
(b)
THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
(c)
WAIVER OF JURY TRIAL. EACH BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
(d)
Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8(b) (Submission to Jurisdiction) and Section 12.9(b) (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(e)
Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(f)
Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any

other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.
(g)
Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(h)
Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i)
Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:

MIDCAP FUNDING IV TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: _/s/Maurice Amsellem________________

 Name: Maurice Amsellem

 Title: Authorized Signatory

LENDER:

MIDCAP FUNDING IV TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: _/s/Maurice Amsellem_______________

 Name: Maurice Amsellem

 Title: Authorized Signatory

BORROWER: SIGHT SCIENCES, INC.

By: _/s/Jesse Selnick __________________

Name: _Jesse Selnick__________________

Title: _Chief Financial Officer___________